                                                                   EXHIBIT 10.62

                          TRANSPONDER LEASE AGREEMENT
                          ---------------------------

     This TRANSPONDER LEASE AGREEMENT (the "Agreement") is made and entered into this 19/th/ day of March, 2001 (the "Effective Date"), by and between INTERNATIONAL FAMILY ENTERTAINMENT, INC., a Delaware corporation ("IFE"), and ARC HOLDINGS, LTD., a Delaware company ("Fox") (each, a "Party" and collectively, the "Parties").

     WHEREAS, a wholly-owned subsidiary of IFE (which subsidiary and IFE are hereinafter referred to collectively as "IFE") and GE American Communications, Inc. ("GE") previously entered into the C-3/C-4 Satellite Transponder Sales Agreement, dated as of July 7, 1989 (the "IFE/GE Agreement"), a partially redacted copy of which agreement is attached hereto and by this reference is incorporated herein (capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the IFE/GE Agreement), pursuant to which IFE owns the Fully Protected Transponder on the C-3 communications satellite operated by GE the "Satellite") designated as C-Band transponder #1 (the "Transponder"), and has the right to lease such Transponder to third parties;

     WHEREAS, Fox has agreed to lease from IFE all of the capacity (with the sole exception of the capacity currently being used by IFE for the transmission of Fox Family Channel West (the "IFE Capacity")) on the Transponder (the "Transponder Capacity"), which Fox has been using to provide service since January 1, 2001 (the "Commencement Date"); and

     WHEREAS, the Parties now desire to set forth, in this Agreement, the definitive terms and conditions pursuant to which Fox will lease the Transponder Capacity from IFE.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the Parties agree as follows:

                                   ARTICLE 1
                                   ---------
                         LEASE OF TRANSPONDER CAPACITY
                         -----------------------------

     1.1  Lease. IFE agrees to lease to Fox, and Fox agrees to lease from IFE,
          -----
the Transponder Capacity in accordance with the terms and conditions hereinafter set forth.

     1.2  Lease Term. The Parties acknowledge that the term of Fox's lease of
          ----------
the Transponder Capacity (i.e., "Lease Term") commenced on the Commencement Date, and, unless previously terminated in accordance with the provisions of this Agreement, shall expire at the End-of-Life of the Satellite.

     1.3  Use of Transponder Capacity.  Fox acknowledges and agrees that the
          ---------------------------
Transponder Capacity may be used solely in accordance with, and subject to, the provisions and restrictions in Section 9(A) and 9(C) of the IFE/GE Agreement.

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

     1.4  Right of First Refusal. Fox acknowledges and agrees that it will not
          ----------------------
take any action that would deprive IFE of the right to peaceful and quite use and enjoyment of the IFE Capacity, provided, however, that in no event shall
                                   --------  -------
IFE's or any third party's use of the IFE Capacity interfere in any manner with Fox's use of the Transponder Capacity in accordance with this Agreement.

     1.5  Right of First Refusal. If at any time during the Lease Term IFE
          ----------------------
desires to lease or otherwise assign the IFE Capacity to a third party, IFE shall, by written notice to Fox, first offer such IFE Capacity to Fox in accordance with the payment terms set forth in Section 2.4 hereof and the remaining terms of this Agreement. If Fox does not accept such offer within thirty (30) days of such written notice, IFE shall be entitled to lease or assign the IFE Capacity to the third party at IFE's sole discretion, provided,
                                                                     --------
however, that such third party shall be subject to obligations and restrictions
-------
that are no more favorable and that are no less restrictive than those that apply to IFE pursuant to this Agreement.

     1.6  Option for Successor Satellite Company. If, pursuant to Section 25 of
          --------------------------------------
the IFE/GE Agreement, IFE enters into an agreement with GE for the purchase or lease of one or more transponders on a Successor Satellite (the "IFE/GE Successor Agreement"), Fox shall have the option to lease from IFE a pro rata portion of such transponder on the Successor Satellite (the "Option"), reflecting the current ratio between the Transponder Capacity and the total transponder capacity available to IFE on the Satellite. Within thirty (30) days after the initialization of the negotiation of the IFE/GE Successor Agreement, IFE shall provide Fox with written notice of such negotiation, and Fox shall have up to 180 days after the execution of the IFE/GE Successor Agreement to exercise the Option, in which event the Parties shall negotiate in good faith an agreement for the lease by Fox of the applicable capacity on the Successor Satellite (the "Fox/IFE Successor Agreement") on substantially the same terms and conditions as the IFE/GE Successor Agreement, including, without limitation
(a) the granting to Fox of rights, remedies and obligations vis-a-vis IFE that are no more or less favorable than the rights, remedies and obligations of IFE vis-a-vis GE; and (b) a monthly payment to be made by Fox to IFE that does not exceed a pro rata portion of the total payment made or to be made by IFE to GE for the transponder capacity leased or purchased by IFE on the Successor Satellite, reflecting the ratio between the transponder capacity leased or purchased by Fox and the total transponder capacity available to IFE on the Successor Satellite. Neither party shall have any further obligation with respect to the Fox/IFE Successor Agreement in the event that IFE does not enter into the IFE/GE Successor Agreement, provided, however, that, if IFE chooses not
                                     --------  -------
to negotiate, or does not enter into, the IFE/GE Successor Agreement, it shall assign to Fox the right to enter into similar negotiations with GE on Fox's own behalf, to the extent permissible under the HWGE Agreement.

                                   ARTICLE 2
                                   ---------
                                LEASE PAYMENTS
                                --------------

     2.1  Monthly Payments. Fox shall pay a monthly fee to IFE in the amount of
          ----------------
* * * United States Dollars (U.S.$ * * *) (the "Monthly Payment"), which payment shall cover the

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

lease of the Transponder Capacity and TT&C Services and In-Orbit Protection with respect to said Transponder Capacity. Each Monthly Payment shall be made in advance, with the initial payment due on the Effective Date, and each payment hereafter due on or before the first day of each calendar month, until the end of the Lease Term. The initial payment, due on the Effective Date, shall consist of * * * United Stated Dollars (U.S.$ * * *), representing an amount equivalent to Monthly Payments for the period from the Commencement Date through the last day of the month in which the Effective Date occurs. In the event that, for any reason other than those listed in Section 5.2 hereof, this Agreement terminates prior to the end of a month for which the Monthly Payment has been paid, Fox shall receive a refund for the remaining days of said month, calculated at a daily rate of one-thirtieth (1/30th) of the Monthly Payment (the "Daily Rate").

     2.2  Manner of Payment. The Monthly Payment shall be deemed to be made only
          -----------------
upon receipt by IFE of collected funds, and shall be made by bank wire transfer to bank account as IFE may designate by notice to Fox, or by cashier's or certified check from a United States bank, or unless any such previously made payment is returned for nonpayment, by check drawn from a United States bank, delivered to a location designate by IFE.

     2.3  Late Payment. In the event that the Monthly Payment for any month is
          ------------
received by IFE on or before the date on which such Monthly Payment is due hereunder, such Monthly Payment shall be subject to a late charge at the rate of
* * * percent (* * * %) per month on such overdue amount, compounding monthly, from the date such Monthly Payment is due until it is actually received by IFE. Fox acknowledges and agrees that such late charge is reasonable under all of the circumstances existing as of the date hereof.

     2.4  Lease of IFE Channel. If Fox elects to lease the IFE Channel pursuant
          --------------------
to an offer by IFE in accordance with Section 1.5 hereof, the Monthly Payment shall be increased to the amount of * * * United States Dollars (U.S.$ * * *).

     2.5  Taxes. Fox shall be responsible for, and shall indemnify IFE against,
          -----
any and all taxes accruing after the Commencement Date that may be asserted with respect to the Transponder Capacity, including without limitation, taxes resulting from the lease of the Transponder Capacity and/or Fox's use of the Transponder Capacity (except for income taxes associated with payments received by IFE from Fox for such lease), and taxes that are imposed on IFE with respect to its ownership of the Transponder pursuant to the IFE/GE Agreement. IFE shall pay such taxes as they become due and shall provide Fox with reasonable notice of such payments; Fox shall, within thirty (30) days of receiving each such notice, reimburse IFE for all such amounts, provided, however, that IFE shall be
                                            --------  -------
responsible for, and shall indemnify Fox against, any penalties and fees that may be asserted as a result of IFE's non-payment of an such taxes. For purposes of this Agreement, "taxes" shall mean all foreign, federal, state, provincial, and local income, franchise, sales, use, receipts, value added, transfer, profits, excise, stamp, withholding and property taxes, duties or assessments and governmental charge of any kind whatsoever (including interest, penalties and additions with respect thereto).

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

                                   ARTICLE 3
                        TRANSPONDER FAILURE, PROTECTION
                        -------------------------------

     3.1  Performance Specifications. IFE MAKES NO WARRANTY WHATSOEVER TO FOX,
          --------------------------
WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WITH RESPECT TO ANY GOODS, SERVICES OR EQUIPMENT PROVIDED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO WHETHER THE TRANSPONDER MEETS OR WILL MEET THE TRANSPONDER PERFORMANCE SPECIFICATIONS SET FORTH IN ATTACHMENT A TO THE IFE/GE AGREEMENT. In the event, however, that the Transponder fails to meet such Transponder Performance Specifications, IFE shall seek to enforce any warranty or remedy that IFE may have with respect to the Transponder pursuant to the IFE/GE Agreement, including, without limitation, enforcing any rights reasonably believed by Fox (as detailed in a written notice to IFE) to be possessed by IFE pursuant to said agreement, and shall provide to Fox the benefit of any remedy actually provided to IFE by GE. IFE shall exert the same effort on Fox's behalf as it would exert on its own behalf in pursuing its own rights and remedies under the IFE/GE Agreement, and in no event less than those efforts that would be considered standard industry practice. Fox shall reasonably cooperate with and aid IFE in enforcing any such warranty or remedy, and in taking any action that IFE is required or reasonably elects to take, pursuant to the IFE/GE Agreement, to rectify such failure, including, without limitation, increasing the power and/or changing other parameters of Fox's transmission to the Satellite, or discontinuing or suspending Fox's use of the Transponder Capacity, to the extent that any such action is required by GE.

     3.2  Transponder or Satellite Failure.  In the event that the Transponder
          --------------------------------
becomes unavailable for use by Fox as a result of the Transponder's becoming a Failed Transponder or the Satellite's becoming a Failed Satellite, and GE provides IFE with the use of a Protection Transponder, a transponder on a Protection Satellite, or another transponder, as a replacement for the Transponder pursuant to the IFE/GE Agreement (any of the foregoing, an "Alternative Transponder"), IFE shall provide such Alternative Transponder for use by Fox in accordance with the terms and conditions hereof as if such Alternative Transponder were the Transponder, subject to the requirements, limitations and conditions imposed on IFE pursuant to the IFE/GE Agreement with respect to the use of such Alternative Transponder, including, without limitation, all requirements with respect to priority of usage and preemptibility with respect to such Alternative Transponder.

     3.3  Refunds. In the event that, pursuant to Article 7 of the IFE/GE
          -------
Agreement, as a result of a Transponder Failure with respect to the Transponder or a Satellite Failure with respect to the Satellite, GE provides a refund to IFE instead of an Alternative Transponder, then IFE shall, upon receiving such refund, provide a credit (the "Failure Credit") to FOX with respect to such failure. The amount of the Failure Credit, as determined by IFE in a notice to Fox, shall be credited against the next due Monthly Payment after IFE sends such notice; in the event no further Monthly Payments are due, such amount shall be refunded to Fox within thirty (30) days

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

of IFE's receipt of the refund from GE. The Failure Credit with respect to any month for which the Monthly Payment has been made by Fox shall be calculated based on the following formula:

          Failure Credit equals:

                  N divided by H  multiplied by P;

                         where,

                  N = the number of hours (or portion thereat) in each month during which there was a Transponder Failure or Satellite failure as to which IFE has received a refund from GE,

                  H = the total number of hours in such month, and

                  P = the Monthly Payment

     For the avoidance of doubt, in no event shall the Failure Credit paid to Fox exceed the pro rata portion of any refund that IFE receives from GE pursuant to Article 7 of the IFE/GE Agreement applicable to the Transponder Capacity being leased by Fox hereunder.

                                   ARTICLE 4
                                   ---------
                             OPERATING PROCEDURES
                             --------------------

     4.1  Service Requirements. Fox shall abide by and adhere to the Spacecraft
          --------------------
Service Requirements and procedures set forth in Attachment B to the IFE/GE Agreement, as such may be amended from time to time pursuant to such agreement (IFE shall provide notice to Fox of any such amendment). In the event of any material failure of Fox to comply with such operating procedures, and if such failure interferes with other satellites, transponders or services owned or offered by GE or IFE, Fox shall discontinue such interfering operation immediately upon discovering, or receiving notice from IFE or GE of, the interference. In the event that Fox fails to discontinue such operation, IFE may take any action that is reasonable and necessary under the circumstances to eliminate such interference, including, without limitation, suspending Fox's use of the Transponder Capacity, without any liability for loss or damage whatsoever, until such time as Fox is able to operate in a non-interfering manner.

     4.2  Illumination. When signals are being transmitted from a Fox-provided
          ------------
Earth Station, Fox shall be responsible for proper illumination of the Transponder. If improper illumination is detected by IFE or GE, Fox shall be notified and shall take immediate corrective action.

     4.3  Earth Stations. Any Earth Station and other equipment furnished by Fox
          --------------
shall be constructed, maintained and operated in accordance with the requirements, standards and specifications set forth in Section 15(C)-(D) of the IFE/GE Agreement (as if such Fox-furnished Earth Station equipment were an Earth Station or equipment furnished by IFE pursuant to such

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

Section 15(C)-(D)). Fox's obligations pursuant thereto shall include, but are not limited to, providing IFE or GE with necessary equipment for signal monitoring (such as descrambling or encoding devices), and, prior to Fox's first transmission to the Satellite from a Fox-provided Earth Station and after any period of non-use, demonstrating the appropriate GE or IFE technician Fox's ability to perform in accordance with then-current access specifications. In the event that GE provides IFE with Satellite access specifications that are different from those in Attachment B of the IFE/GE Agreement IFE shall provide such specifications to Fox, and Fox shall conform its uplink Earth Station transmissions to such standards.

     4.4  Telephone Notices. For the purpose of receiving notices from IFE or GE
          -----------------
with respect to preemption, interference or other technical issues in connection with the Transponder, including any Transponder Failure, Satellite Failure, or restoration, Fox shall maintain at each Earth Station which transmits signals to the Satellite a telephone that is continuously staffed at all times during which transmissions are made to the Satellite, and an automatic facsimile machine in operation and capable of receiving messages from IFE at all times. Those persons staffing the Earth Station, for the purpose of receiving such messages from IFE, shall have the technical capability and absolute authority to, and shall, terminate or modify immediately Fox's transmission to the Satellite if and as notified by IFE or GE.

                                   ARTICLE 5
                                   ---------
                                  TERMINATION
                                  -----------

     5.1  Termination By Either Party. Either party may terminate this Agreement
          ---------------------------
within ninety (90) days after it acquires knowledge of the occurrence of any event listed in Section 24(A) of the IFE/GE Agreement and upon ten (10) days' prior written notice of intent to terminate to the other Party.

     5.2  Termination By IFE
          ------------------

          5.2.1 IFE may terminate this Agreement upon notice and thirty (30) days' opportunity to cure to Fox if:

          (a) Fox fails to make payment of any amount due hereunder and such amount remains unpaid thirty (30) days after the due date for such payment;

          (b) On three (3) or more separate occasions, Fox fails to make payment of any amount within ten (10) days after the due date for such payment;

          (c) Within ten (10) days of receipt of notice from IFE that an activity (other than one relating to payment or one covered by Article 4 hereof) violates a material provision or requirement of this Agreement, Fox fails to cease such offending activity to the reasonable satisfaction of IFE; or

          (d) Immediately upon receipt of notice from IFE or GE with respect to an activity covered by Article 4 hereof, the performance of which is a material requirement for the

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

safe and/or effective operation of the Satellite or the Transponder or to comply with the IFE/GE Agreement, Fox fails to cease such activity or otherwise fails to take any action required by such notice, provided, however, that Fox shall
                                            --------  -------
not be required to cease any such activity or take any such action any sooner than IFE would be required to cease similar activity or take the action required by a similar notice from GE pursuant to the IFE/GE Agreement.

          5.2.2 In the event that IFE terminates this Agreement in accordance with Section 5.2.1 hereof, then, in addition to and notwithstanding IFE's remedies at law or in equity, (i) IFE may declare immediately due and payable the remaining Monthly Payments for the lease of the Transponder Capacity otherwise due in absence of termination, based on the then-predicted End-of-Life of The Satellite, as determined by IFE in its sole discretion (which remedy GE acknowledges and agrees is reasonable under thc circumstances existing as of the date hereof); (ii) Fox shall not be entitled to any legal or equitable relief with respect to the use of the Transponder Capacity or any refund of amounts paid to IFE, except in the event Fox pays the full amount of such remaining
             ------
Monthly Payments; and (iii) IFE's rights with respect to the Transponder shall be unrestricted.

          5.2.3 In the event of termination of this Agreement in accordance with Section 5.2.1 hereof, IFE shall use reasonable efforts to lease the Transponder Capacity to a third party for the remaining life of the Satellite, and, in the event that IFE enters into such a lease, IFE shall, without exceeding the amount actually received by IFE pursuant to such lease, refund to Fox on an annual basis the amount of the accelerated Monthly Payments paid by Fox pursuant to Section 5.2.2 hereof, minus all direct, out-of-pocket costs and expenses incurred by IFE in negotiating and entering into such lease, and minus the amount corresponding to the period following termination of this Agreement and preceding the execution of such lease.

     5.3  Termination by Fox. Fox may terminate this Agreement on thirty (30)
          ------------------
days' notice and opportunity to cure to IFE if IFE breaches a material provision of this Agreement and IFE fails to cure such breach to the reasonable satisfaction of Fox within such 30-day period.

     5.4  Automatic Termination. This Agreement shall automatically terminate
          ---------------------
upon the termination for any reason of the IFE/GE Agreement in accordance with the terms of such IFE/GE Agreement. In the event that such termination of the IFE/GE Agreement is caused by activity referred to in Section 5.2.1 hereof, or some other activity of Fox in violation of this Agreement, then the provisions of Section 5.2.2 hereof shall apply to the termination of this Agreement as if it were a termination by IFE. In the event that the IFE/GE Agreement terminates for any other reason, and GE provides any refund to IFE with respect to the purchase price previously paid by IFE for the Transponder, then IFE shall provide to Fox a partial, prorated refund of any amount previously paid by Fox to IFE for the lease of the Transponder Capacity during a period after such termination.

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

                                   ARTICLE 6
                                   ---------
                            LIMITATION OF LIABILITY
                            -----------------------

     6.1  Exclusivity Of Remedies. The remedies of each Party set forth in this
          -----------------------
Agreement are exclusive, and neither Party shall have any liability to the other for damages or losses arising out of mistakes, omissions, interruptions, delays, errors or defects of any kind with respect to this Agreement, or the use of the Satellite, the Transponder, or other satellites, transponders, facilities, services or equipment furnished by GE or IFE, including but not limited to TT&C facilities or services, or anything done in connection therewith, whether arising out of statute, contract, negligence, strict, liability in tort, or under any warranty, or otherwise, except as expressly set forth herein.

     6.2  Failure To Provide. Except as expressly provided in this Agreement,
          ------------------
(i) IFE shall have no liability for damages or loss arising out of its failure or inability to provide the Satellite, the Transponder, or other satellites, transponders, facilities, services and equipment in accordance with this Agreement, regardless of whether occasioned by IFE's or GE's negligence, and
(ii) in no event shall IFE have any responsibility or obligation to Fox by any such failure or inability unless, and (if so) only to the extent that, GE is liable, and provides a remedy, to IFE with respect to such failure or inability.

     6.3  Special Damages. Neither Party shall in any event be liable, in
          ---------------
connection with this Agreement or the arrangements contemplated hereby, for any indirect, incidental, consequential, special or other damages, whether in contract or tort, including but not limited to damages resulting from loss of actual or anticipated revenues or profits, or loss of business, customers or good will.

     6.4  Liability of Others. IFE shall not be liable for any act or omission
          -------------------
of GE or of any other entity furnishing satellites, transponders, facilities, services or equipment to Fox that may be used in conjunction with the Satellite or the Transponder, or IFE's other satellites, transponders, facilities, services or equipment; nor shall either Party be liable for any damages or losses due to the fault or negligence of the other Party or of any third party (including, without limitation, GE) except to the extent that the performance of the other Party or the third party is taken at the direction of or under the supervision of the first party.

     6.5  Consideration. It is agreed and understood that the Monthly Payment
          -------------
paid by Fox to IFE for the lease of the Transponder Capacity is a consideration in limiting IFE's liability.

     6.6  Force Majeure. Notwithstanding any other provision hereof, neither
          -------------
party shall be liable to the other for any failure of or delay in performance hereunder caused by any event listed in Section 20(A) of the IFE/GE Agreement.

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

                                   ARTICLE 7
                                   ---------
                                INDEMNIFICATION
                                ---------------

     7.1  Indemnification by Fox. Fox shall indemnify and hold harmless IFE, its
          ----------------------
officers, employees, agents and representatives, or any of them from and against any loss, damage, liability or expense (including any amounts to be paid by IFE to GE as a result of IFE's indemnification of GE pursuant to the IFE/GE Agreement), including reasonable outside counsel fees, for damage to tangible personal property and injuries and death to persons, including, but not limited to, employees of both Parties, arising from any negligent or intentional act or omission of Fox in connection with this Agreement.

     7.2  Indemnification by IFE. IFE shall indemnify and hold harmless Fox, its
          ----------------------
officers employees, agents and representatives, or any of them, from and against any loss, damage, liability or expense, including reasonable outside counsel fees, for damage to tangible personal property (other than the Satellite, the Transponder, or GE's and IFE's other satellites, transponders, facilities or equipment) and injuries and death to persons, including, but not limited to, employees of both Parties, arising from any negligent or intentional act or omission of IFE in connection with this Agreement.

     7.3  Indemnification by Fox for Content. Because Fox has control of the
          ----------------------------------
content of the communications Fox transmits over the Transponder Capacity, Fox shall indemnify and hold harmless IFE, its officers, employees, agents and representatives, or any of them from and against all loss, liability, damage and expense (including any amounts to be paid by IFE to GE as a result of IFE's indemnification of GE pursuant to the IFE/GE Agreement), including reasonable counsel fees, due to:

          (a) Claims for libel, slander, infringement of copyright or other intellectual property rights arising from the material transmitted over the Transponder Capacity by Fox, by its customers or by any third party authorized by Fox to use the Transponder Capacity; and

          (b) Any other claim relating to the use of, or the content placed on, the Transponder Capacity resulting from any act or omission of Fox or of customers of Fox or of any third party authorized by Fox to use the Transponder Capacity.

     7.4  Indemnification by IFE for Content. Because IFE has control of the
          ----------------------------------
content of the communications IFE transmits over the IFE Capacity, IFE shall indemnify and hold harmless Fox, its officers, employees, agents and representatives, or any of them from and against all loss, liability, damage and expense, including reasonable counsel fees, due to:

          (a) Claims for libel, slander, infringement of copyright or other intellectual property rights arising from the material transmitted over the IFE Capacity by IFE, by its customers or by any third Party authorized by IFE to use the IFE Capacity; and

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

          (b) Any other claim relating to the use of, or the content placed on, the IFE Capacity resulting from any act or omission of IFE or of customers of any or of any third party authorized by IFE to use the IFE Capacity.

     7.5  Duties. The respective duties of the indemnifying Party and the
          ------
indemnified Party pursuant to this Article 7 shall be allocated as set forth in the Section 17(d) of the IFE/GE Agreement.

                                   ARTICLE 8
                                   ---------
                            SUBLEASE AND ASSIGNMENT
                            -----------------------

     8.1  Property Interest. This Agreement is a lease contract and does not
          -----------------
grant, and Fox shall not assert, any right, title, interest, or line upon the property or assets of IFE, including the Transponder or any related equipment which IFE may provide to Fox hereunder.

     8.2  IFE's Right to Assign: Subject to Section 1.5 hereof, IFE may assign
          ---------------------
its rights and interests under this Agreement, including its right to receive any or all sums due or to become due hereunder, in whole or in part, to an assignee for any reason, provided, however, that, unless Fox consents in writing
                         --------  -------
to such assignment, which consent shall not be unreasonably withheld, IFE shall remain liable for its obligations hereunder. Upon receipt of notice from IFE of such assignment, Fox shall perform all of its obligations directly for the benefit of the assignee and shall pay all sums due or to become due directly to the assignee, if so directed. Upon receipt of notice of such assignment, Fox shall execute and deliver to IFE such documentation as assignee may reasonably require from IFE.

     8.3  Sublease and Assignment by Fox. Fox may not assign or sublease its
          ------------------------------
rights and interests under this Agreement, either in whole or in part, to any third party, provided, however, that Fox may assign its rights under this
             --------  -------
Agreement in whole (but not in part) to a subsidiary majority-owned by Fox, or to an entity acquiring substantially all of the assets of Fox, and only if the following conditions are satisfied: (a) the proposed assignee in writing assumes all of Fox's obligations with respect to this Agreement and agrees to be treated as fox for all purposes under this agreement; and (b) such written undertaking is delivered to IFE at lease thirty (30) days in advance of the assignment. Without limitation, any assignee shall be required to use the Transponder Capacity in accordance with all provisions of this Agreement. As used in this
Article 8, "assign" shall mean to grant, sell, assign, encumber, otherwise convey, license, lease, or permit the utilization of, directly or indirectly, in whole or in part.

     8.4  Successors. Subject to the provisions above with respect to
          ----------
assignments, this Agreement shall be binding on and shall inure to the benefit of any successors and assignees of the Parties. The foregoing notwithstanding, no assignment of this agreement shall relieve either Party of its obligations to the other Party hereunder, without the express written consent of the other Party, which consent shall not be unreasonably withheld. Any purported assignment by either Party not in compliance with the provisions of this Agreement shall be null and void and of no force and effect.

***Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ('SEC") and have been filed separately with the SEC.

                                   ARTICLE 9
                                   ---------
                         REPRESENTATIONS AND COVENANTS
                         -----------------------------

     9.1  Representations of IFE.  IFE represents and covenants to Fox as
          ----------------------
follows:

          (a) The execution, delivery and performance of this Agreement do not and will not, as of the date hereof, violate any provision of the Certificate of Incorporation or Bylaws of IFE, any provision of any material agreement to which IFE is a party or by which IFE is bound, or any statute or law, or any writ, judgment, decree, order, regulation, or rule of any court or governmental authority to which IFE is a party or which is applicable to IFE.

          (b) No consent, order, permit or other authorization, approval, or similar action is required from any governmental authority, agency or court for IFE to execute and deliver this Agreement, and to perform its obligations under this Agreement or to perform the transaction contemplated herein.

          (c) IFE is in compliance in all respects with all applicable laws, ordinances, regulations, rules and governmental orders, a violation of which would have a material adverse effect on its ability to perform its obligations under this Agreement.

     9.2  Representations of Fox.  Fox represents and covenants to IFE as
          ----------------------
follows:

          (a) The execution, delivery and; performance of this Agreement do not and will not, as of the date hereof, violate any provision of the Certificate of Incorporation or Bylaws of Fox, any provision of any material agreement to which Fox is a party or by which Fox is bound, or any statute or law, or any writ, judgment, decree, order, regulation, or rule of any court or governmental authority to which Fox is a party or which is applicable to Fox.

          (b) Fox is in compliance in all material respects with all applicable laws, ordinances, regulations, rules and governmental orders, a material violation of which would have a material adverse effect on its ability to perform its obligations under this Agreement.

          (c) The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action on the part of Fox. Fox has or will have available to it sufficient funding to meet its financial commitments under this Agreement.

                                  ARTICLE 10
                                  ----------
                      CONFIDENTIALITY AND NON-DISCLOSURE
                      ----------------------------------

     10.1 Non-Disclosure.  Each Party shall hold in strict confidence, and not
          --------------
disclose to third parties, any and all information contained in this Agreement (including the IFE/GE Agreement and the information contained therein) and any information marked proprietary in accordance with Section 10.3 below, without the prior written consent of the other Party. which consent shall not be unreasonably withheld. This restriction on disclosure to third parties shall apply to each Party and to its parent, subsidiaries and affiliates (including their respective

*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

employees, agents, representatives, independent auditors, prospective lenders or legal counsel) unless such parent, subsidiary or affiliate agrees in writing to hold the information provided pursuant to the provisions hereof confidential in accordance with the terms of this Article 10.

     10.2  Satellite Information.  Fox hereby acknowledges that all information
           ---------------------
provided to Fox related to design and performance, characteristics of the Satellite, and any subsystems or components thereof, including the Transponder, is confidential and proprietary and is not to be disclosed to third persons, without the prior written consent of IFE.

     10.3  Identifying Proprietary Information.  To the extent that either Party
           -----------------------------------
discloses to the other any other information pertaining to this Agreement which it considers proprietary, the disclosing Party shall identify such information as proprietary when disclosing it to the other Party by marking it clearly and conspicuously as proprietary information. Any proprietary disclosure to either Party, if made orally, shall be promptly confirmed in writing and identified as proprietary information, if the disclosing Party wishes to keep such information proprietary under the provisions hereof. Any such information disclosed under the provisions hereof shall be used by the recipient thereof only in its performance under this Agreement. Neither Party shall be liable for disclosure or use of such information marked as proprietary information as provided above which:

           (a) becomes available to the public from a source other than the receiving Party before, during or after the period of this Agreement;

           (b) is released without restrictions in writing by the disclosing Party;

           (c) lawfully obtained by the receiving Party from a third party or parties;

           (d)  is known by the receiving Party prior to such disclosure; or

           (e) is at any time developed by the receiving Party completely independently of any such disclosure or disclosures from the disclosing Party.

     10.4  Accident Disclosure.  Neither Party shall be liable for the
           -------------------
inadvertent or accidental disclosure of such information marked as proprietary, if such disclosure occurs despite the exercising of the same degree of care as the receiving Party normally takes to preserve and safeguard its own proprietary information.

     10.5  Judicial Action.  Neither Party shall be liable for the disclosure
           ---------------
of any information which it receives under this Agreement pursuant to judicial action or decree, or pursuant to any requirement at of any Government or any agency or department thereof, having jurisdiction over such Party, provided that such Party shall have received a written confirmation of counsel that at such disclosure is required, and provided further that such Party shall have given the other Party notice prior to such disclosure.

*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     10.6  No License.  No license to the other Party, under any patents, is
           ----------
granted or implied by conveying proprietary information or other information to that Party and none of such information which may be transmitted or exchanged by the respective Parties shall constitute any representation, warranty, assurance, guaranty, or inducement by either Party to the other with respect to the infringement of patents or other rights of others.

     10.7  Public Notice.  Neither Party shall issue a public notice or a news
           -------------
release concerning this Agreement and the transactions contemplated hereby without the prior approval of the other, which approval shall include the right to approve the form, content and timing of any such u lease, and which approval shall not: unreasonably be withheld.

                                  ARTICLE 11
                                  ----------
                                 MISCELLANEOUS
                                 -------------

     11.1  Applicable Law.  This Agreement shall be construed and enforced in
           --------------
accordance with the substantive laws of the State of California.

     11.2  Entire Agreement/Amendment.  This Agreement constitutes the entire
           --------------------------
agreement between the Parties and supersedes all previous oral or written understandings, agreements, commitment, or representations concerning the subject matter hereof. This Agreement may not be amended or modified in any way, and none of its provisions may be waived, except by a prior writing signed by an authorized officer of each Party.

     11.3  Severability; Reconstitution.  If any provision of this Agreement
           ----------------------------
shall be invalid or unenforceable, the provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirements; provided that, if the effect is such that the economic relationships or benefits and burdens contemplated under the Agreement are substantially affected, the Parties shall seek and use all reasonable efforts to reconstitute this Agreement so as best possible to restore each Party to the economic position contemplated in this Agreement.

     11.4  No Third Party Beneficiary.  The provisions of this Agreement are
           --------------------------
for the benefit only of Fox and IFE, and no third party may seek to enforce or benefit from these provisions.

     11.5  Waiver of Breach.  Either Party may specifically waive any breach of
           ----------------
this Agreement by the other Party, provided that no such waiver shall be binding or effective unless in writing and no such waiver shall constitute a continuing waiver of similar of other breaches. A waiving Party may at any time, upon notice given in writing to the breaching Party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching Party shall comply as directed from such time forward. Neither the waiver by either of the Parties of a breach or default under any of the provisions of this Agreement, nor the failure of either of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall thereafter be construed as a

*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

waiver of any other contemporaneous or subsequent breach or default of a similar or different nature, or as a waiver of any of such provisions, rights, or privileges hereunder.

     11.6  Notices.  All notices, demands, requests, or other communications
           -------
which may be or are required to be given, served, or sent by one Party to the other Party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be mailed by first-class; registered or certified mail, return receipt requested, postage prepaid, or sent by messenger or a recognized courier or overnight delivery service (such as Federal Express or DHL) or by confirmed telecopier transmission, addressed as follows:

           11.6.1  If to IFE:
                   ---------
           Andrew G. Setos
           Senior Vice President
           Broadcast Operations and Engineering
           Fox Television
           10201 West Pico Boulevard
           Building 88, Suite 154
           Los Angeles, CA 90035
           Tel. (310) 369-3686
           Fax. (310) 369-2173

           with a copy to:
           --------------

           Brenda Lucy Davis, Esq.
           Vice President, Business and Legal Affairs
           International Family Entertainment, Inc.
           10960 Wilshire Boulevard
           20th Floor
           Los Angeles CA 90024
           Tel. (310) 235-9622
           Fax. (310) 235-9303

           If to Fox:
           ---------

           Andrew G. Setos
           Senior Vice President
           Broadcast Operations and Engineering
           Fox Television
           10201 West Pico Boulevard
           Building 88, Suite 154
           Los Angeles, CA 90035
           Tel. (310) 369-3686
           Fax. (310) 369-2173

*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

          11.6.2 Either Party may designate by notice in writing a new address to which any notice, demand, request or communication made thereafter shall be so given, served or sent.

          11.6.3 Each notice, demand, request, or communication which shall be delivered in a manner described in this Section 11.6, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee first named above as to each Party (with the return receipt or the delivery receipt being deemed conclusive evidence of such delivery), or at such time as delivery is refused by the addressee upon presentation.

     11.7 No Joint Venture.  By leasing the Transponder Capacity to Fox, IFE is
          ----------------
not hereby establishing any joint undertaking, joint venture or partnership with Fox, its agents, or contractors. Each Party shall be deemed to be an independent contractor, and shall act solely for its own account.

     11.8 Counterparts/Facsimile.  To facilitate execution, this Agreement may
          ----------------------
be executed in as many counterparts as may be required, and it shall not be necessary that the signatures of, or on behalf of, each Party, or that the signatures of all persons required to bind any Party, appear on each counterpart; but it shall be sufficient that the signatures of, or on behalf of, each Party, or that the signatures of the persons required to bind any Party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the Parties hereto. This Agreement may also be executed via facsimile.

     11.9 Headings.  Section headings and tables of contents contained in this
          --------
Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose; and shall not in any way define or affect the meaning, construction, or scope of any of the terms or provisions hereof.

          IN WITNESS WHEREOF, IFE and Fox have duly executed and delivered this binding Transponder Lease Agreement as of the day and year first above written.

INTERNATIONAL FAMILY                        ARC HOLDINGS, LTD.
ENTERTAINMENT, INC.

By:  /s/ Jack D. Samuels                    By:   /s/ Andrew G. Setos
     --------------------------                   -----------------------------
     Name:  Jack D. Samuels                       Name:  Andrew G. Setos
     Title: Vice President/Secretary              Title: Senior Vice President

*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.